Marketing Our
Products and Services
As Never Before

2004 Analyst Conference

November 11-12, 2004

Georgia Natural Gas

Mike Braswell

President, Georgia Natural Gas

Marketing Initiatives

Overall Branding Goal

Strengthen and differentiate GNG brand versus
competition, in a manner that builds awareness
and leverages brand advantages

Advertising Initiatives

Radio, billboard & magazine ads deploying Gas
Guy to enhance communication of market
leadership and superior customer satisfaction
messages

High Value Customer Prospecting

Ongoing direct mail to acquire “high value”
prospects

Targeted Channel Marketing

Programs targeted to agents/movers to influence
selection of GNG at natural decision points

Deregulated Market Share - October 2004
Others
7%
GNG
37%
Marketer C
13%
Marketer B
16%
Marketer A
27%

Largest Retail Marketer
in Georgia

SouthStar markets natural gas in Georgia under
the trade name Georgia Natural Gas (GNG)

SouthStar has a 10% lead over second-largest
marketer (based on deregulated customer count)

# Variable Total Annual Bill*

$1,110
$1,090
$1,070
$1,050
$1,030
$1,010
GNG MAP**
GNG
Shell
SoCo
SCANA

Variable Price Comparison of Top
Four Marketers

* Comparison of GNG’s variable price plans to other marketers’ standard published prices in effect for past 12 months (November 2003 to October 2004).  Assumes typical AGLC customer using 880 therms per year with a 1.29 DDDC.

** GNG’s Market Advantage Plan (MAP) provides a guaranteed discount of at least 5 cents per therm.

100
90
80
70
60
50
40
30
20
10
0
Days
2001
2002
2003
2004
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

DSO (Days Sales
Outstanding) Tracking

30-Day DSO

25
20
15
10
5
0
%
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04

Significantly Reduced Bad Debt

Bad Debt as % of Revenue

Risk Management Philosophy

Identify and control the risk that is inherent in the retail gas marketing business.  SouthStar accomplishes this by:

identifying and isolating each exposure independently;

evaluating the entire portfolio to determine whether natural hedges exist;
and

utilizing financial derivatives to hedge residual exposures where natural hedges do not exist

Key exposures that are inherent in the retail gas marketing business include:

Commodity price risk (Fixed Price, Inventory, etc.)

Basis risk (Pipeline)

Throughput risk (Weather)

Credit risk  (Retail Customers and Commercial Counterparties)

Sequent Energy
Management

Douglas N. Schantz

President, Sequent Energy Management

        Sequent responds and caters to customers needs on an intra-day, day ahead, monthly, and seasonal basis.

        Typical progression of business activity typically follows this path:

Complex or

Structured

Low level of

complexity

Daily

Monthly

Seasonal

Peaking

Load Following

Full

Outsource

Wholesale Marketing

Key Structured Transactions

Under Contract

Final Development

Key Structured Transactions Duration

2004

2005

2006

2007

2008

2009

2010

2011

2012

Affiliate

Non-Affiliate

Northeast

LDC

Northeast

Power Gen

Northeast

Municipal AM

Southeast

Power Gen 1

Mid-Atlantic

LDC 2 AM

Mid-Atlantic

LDC 1 AM

Southeast

Power Gen 2

NUI City Gas of Fla.

NUI Elkton

TBD

VNG

AGLC

CGC

NUI

Elizabethtown

Mid-Atlantic LDC

Peaking

Northeast

Industrial

Mid-Atlantic

Retail

Aggregator

Florida

Power Gen

NUI AM
AGLR Affiliate AM
Third Party Origination
Volume - Dth/d
600,000
500,000
400,000
300,000
200,000
100,000
0
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07

Key Structured Transaction Volumes

Sample Origination Deal
Southeast Power Generator

Term: 4 years

Transaction: Full requirements delivered fuel supply

Customer: 1200+MW combined style power generator

Benefits

Increased use of CGC and AGLC firm transportation at decent
margin levels

Potential use of Saltville and other Sequent high cycle storage

Sequent shares in the value created through using affiliates firm transportation

Large savings to power generator by not holding firm upstream transportation and storage

Georgia, Tennessee and
Virginia

Hank Linginfelter

President, Virginia Natural Gas

Donna Peeples

Managing Director, Sales and Marketing

60,000
40,000
20,000
0
-20,000
-40,000
-60,000
1997
1998
1999
2000
2001
2002
2003

2,000
1,500
1,000
500
0
-500
-1,000
2001
2002
2003

12,000
10,000
8,000
6,000
4,000
2,000
0
-2,000
-4,000
2000
2001
2002
2003

Our Customer
Growth Is Not
Spectacular

New Customers

Customers Lost

Net Growth

Atlanta Gas Light

Chattanooga Gas

Virginia Natural Gas

120
100
80
60
40
20
0
Normalized Mcf per Year
1980
1990
1997
2001

Appliance Saturation, 6%
Housing Characteristic, 28%
Demographics, 6%
Appliance Efficiency Gains, 60%

Residential Declining Use per Customer
Georgia Juridiction

Normalized UPC (Therms)
900
850
800
750
700
650
600
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Declining Use Per Customer Is
Nothing New

Declining Use per Customer

Factors Contributing to

Declining U.S. Natural Gas

Use per Residential Customer

1997-2001

Source: AGA and internal data

Heat Pumps Remain A Problem

20

Percentage Growth of Heat Pump Sales

19.8%

9.9%

10.8%

27.9%

Growth Initiatives Fall Into Two
Major Categories

Increased billing unit growth

Increasing new additions

Reducing defections

Appliance programs

Consumer programs

Rate related programs

Marketing programs

Builder programs

Line extension policy

Legislative initiatives

Continue to explore regulatory mechanisms
to dampen impact of lost billing units

Enterprise-Wide Marketing
Initiatives

Targeted advertising

Dedicated Sales Representatives

“Gas Loyal” Dealer Network

Custom Designed Incentive Programs

Extensive Builder Relationships

Strategic Partnerships

22

We don’t sell gas – appliances do!

31,000
30,000
29,000
28,000
27,000
26,000
25,000
24,000
23,000
2002
2003
2004

Atlanta Gas Light
Installed Meters

9 months ending September 30

5.0%
4.0
3.0
2.0
1.0
0.0
4.7%
1.2%
0.9%
0.2%
One
Two
Three
Four
Previous number of gas appliances

| | One | Two | Three | Four |
|---|---|---|---|---|
| Number of defections | 9.2K | 4.4K | 3.7K | 0.7K |
| Percent of total customers | 14% | 26% | 29% | 19% |

Defection Rates Decrease
Dramatically With Increased Gas Appliances

Note: There were  19,065 permanent defectors of 1.43M total residential customers in 2003
Source: AGL residential customer interviews, permanent defectors

4.8K

decrease

3.0K

decrease

Defection rate as percent of
total customer base with
same number of appliances

1200
1000
800
600
400
200
0
2002 YTD 3rd Qtr
2003 YTD 3rd Qtr
2004 YTD 3rd Qtr

Chattanooga Gas Company
Installed Meters

Chattanooga Successes

Strategic pipeline expansion

Aggressive credit and collections program

Reengagement in community through
leadership in economic development

7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2002
2003
2004 YTD

Virginia Natural Gas
New Customer Additions

Franchise Territory Is Important

Net Population
Growth 2000-2003

Counties Adjacent
to VNG Franchise:
+56,000

VNG Franchise:
+46,500